UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2026

PORTILLO'S INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 400, Oak Brook, Illinois 60523
(Address of principal executive offices)
(630) 954-3773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2026, Michael A. Miles, Jr., the Chair of the Board of Directors (the “Board”) of Portillo’s Inc. (the “Company”), and Joshua A. Lutzker, director, notified the Board that they will not stand for reelection at the Company’s 2026 Annual Meeting. Their respective decisions not to stand for reelection at the Company's 2026 Annual Meeting were not due to a disagreement or dispute with the Company.

On March 10, 2026, Eugene I. Lee, Jr. was appointed by the Board as Chair, effective March 10, 2026. Mr. Lee has been a member of the Board since June 2025. Mr. Lee served as CEO at Darden Restaurants from 2015 to 2022 and as Chairman of the Darden Board from 2021 to 2023. Mr. Lee originally joined Darden in 2007 through the acquisition of RARE Hospitality International, and went on to hold several senior roles, including President and Chief Operating Officer, and President of Darden’s Specialty Restaurant Group. Prior to Darden, Mr. Lee held various leadership positions at RARE, including as President and COO. He also serves on the board of Advance Auto Parts (NYSE: AAP), where he serves as Independent Board Chair.

A copy of the Company’s press release announcing Mr. Miles’ retirement and Mr. Lee’s appointment as Chair is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 11, 2026, the Company issued a press release in connection with the foregoing changes regarding the Board Chair and Board composition, reported under Item 5.02 above. A copy of this press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Portillo's Inc.
(Registrant)

Date: March 11, 2026	By:	/s/ Michelle Hook
Michelle Hook
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)